Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

MSA Attachment No. 7

This MSA Attachment (MSA Attachment) is entered into between Siegfried AG, Untere Bruehlstrasse 4, 4800 Zofingen, Switzerland (Siegfried) and ACADIA Pharmaceuticals GmbH, c/o KENDRIS AG, Seidenhofstrasse 14, 6003 Luzern, Switzerland (ACADIA) under the Master Services Agreement dated December 15, 2016 (the Agreement). Pursuant to the Agreement, Siegfried has agreed to perform certain Services in accordance with written MSA Attachments, such as this one, entered into from time to time. Capitalized terms used in this MSA Attachment and not otherwise defined have the meanings given to them in the Agreement.

The Parties hereby agree as follows:

1.	MSA Attachment

This document constitutes a MSA Attachment under the Agreement and this MSA Attachment No.7 and the Services contemplated herein are development Services subject to the terms and provisions of the Agreement. Except if expressly modified in this MSA Attachment No.7, the terms of the Agreement are hereby incorporated by reference herein.

2.	Services, Product, and Materials
2.1.	Scope of Work

1st  Objective, Process Transfer of the [***] process from Siegfried Zofingen (“Zofingen”) site to Siegfried Evionnaz (“Evionnaz”) site

[***]

Process Transfer Approach:

[***]

2nd Objective, Validation Campaign

•	Manufacture of validation campaign [***]
•	Shipment by [***].

3rd Objective, Stability Study (Validation Batches)

•	[***] batches of API will be held under the following conditions:

[***]

2.2.	Key Milestone Summary and Delivery

See section 3 table Milestones and Deliverables.

2.3.	Deliverables

Zofingen deliverables to Evionnaz

•	R&D:

[***]

•	SHE Reports:

[***]

•	Production:

[***]

•	Analytics:
•	[***]
•	Quality Assurance:

[***]

ACADIA deliverables to Evionnaz

•	ACADIA will provide

[***]

Siegfried deliverables to ACADIA

[***]

2.4.	Project Assumptions

•	Process Transfer

[***]

•	Analytical Transfer assumptions and scope

[***]

Quality Activities Assumptions and Scope

[***]

Validation Campaign

[***]

2.5.	Schedule:

[***]

2.6.	Out of Scope

[***]

3.	Commercial Terms

[***]

Siegfried AG

/s/ Dr. Marcel Signer		/s/ Dr. Luca Parlanti
Name:	Dr. Marcel Singer	Name:	Dr. Luca Parlanti
Function: Site Manager		Function: Head of Exclusive Sales
Drug Substance

ACADIA Pharmaceuticals GmbH

/s/ Austin Kim
Name: Austin Kim

Function: Director

Attachment 1

Table of Analytical Methods

[***]

Attachment 2 – Specification for Pimavanserin Tartate

[***]